                                                                   EXHIBIT 10.46


Mr. Steven J. Lee
112 Farm Road
Sherborn, MA   01770


                 Re: AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT

Dear Steve,

This letter agreement serves to further amend the Amended Executive Employment Agreement dated as of April 1, 2001, by and between you and PolyMedica Corporation (the "Company") as amended on June 8, 2001 and September 25, 2001 (together, the "Executive Employment Agreement").

         SALARY. The Base Salary, as defined in Section 3.1 of the Amended Executive Employment Agreement, shall be increased to $610,000 effective April 1, 2002.

If the foregoing is acceptable to you, please indicate your agreement by signing a copy of this letter agreement and returning it to the undersigned.

                                                 Very truly yours,


                                                 /s/ Arthur A. Siciliano
                                                 -----------------------------
                                                 Arthur A. Siciliano
                                                 President

ACCEPTED AND AGREED TO:



/s/ Steven J. Lee
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Steven J. Lee